IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

Counterparty			Collateral Info	Group	TOTAL
Underwriter	JPMorgan		Gross WAC	7.312%	7.310%
Issuer	JPMAC		WA CLTV	88.95%	90.55%
Depositor	JPMAC		CLTV >80%	73.69%	76.98%
Seller	JPMMAC		CLTV >90%	48.92%	55.35%
Aggregator			CLTV >95%	35.56%	45.67%
Rep Provider			LB <$50,000	2.88%	1.56%
Master Servicer			LB $50k - $100k	6.37%	5.42%
Trustee			LB $100k - $150k	15.88%	9.52%
MI Provider			WA FICO	623	624
Monoline			<560 FICO	10.55%	12.39%
Credit Manager			560 - 600 FICO	21.21%	20.25%
Federal Tax Status			SF / TH / PUD	80.40%	83.30%
			2-4 Family	12.18%	10.82%
Originators	Group (%)	Total (%)	Condo	7.42%	5.87%
Fremont	100.00%	100.00%	Manufactured Housing (MH)	0.00%	0.01%
			Other	0.00%	0.00%
			Primary	86.26%	92.28%
			Second	1.87%	0.93%
			Investment	11.87%	6.79%
Servicers	Group (%)	Total (%)	Full / Alt	69.68%	60.70%
Litton Loan Servicing LP	100.00%	100.00%	Stated / Limited	29.04%	38.03%
			NINA	1.28%	1.27%
			1st Lien	95.83%	94.40%
			2nd Lien	4.17%	5.60%
			State 1	CA	CA
			%	15.99%	28.13%
FICO	AGG UPB	AGG %	State 2	FL	FL
< 500			%	11.42%	11.51%
500 - 519	23,769,240	2.47%	State 3	NJ	NY
520 - 539	42,383,705	4.41%	%	8.10%	11.46%
540 - 559	53,009,168	5.51%	State 4	NY	NJ
560 - 579	75,712,570	7.88%	%	7.61%	7.10%
580 - 599	118,935,096	12.37%	State 5	MD	MD
600 - 619	144,001,520	14.98%	%	6.83%	5.16%
620 - 639	148,271,411	15.42%	ARM / HYB	87.14%	88.51%
640 - 659	122,810,243	12.77%	Fixed	12.86%	11.49%
660 - 679	80,706,958	8.39%	Purchase	36.44%	53.40%
680 - 699	60,210,326	6.26%	Refi-RT	0.94%	0.56%
700 - 719	38,053,957	3.96%	Refi-CO	62.62%	46.04%
720 - 739	24,002,005	2.50%	Size	$360,256,564	$961,410,208
740 - 759	13,979,004	1.45%	AVG Balance	$158,007	$209,139
760 - 779	11,265,964	1.17%	Loan Count	2,280	4,597
780 - 799	3,492,725	0.36%	Interest Only (IO)	22.55%	24.07%
800 plus	806,316	0.08%	Negative Amortization

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5	-	0.00%	-	0.00%
4.5 - 5	-	0.00%	-	0.00%
5 - 5.5	7,965,433	0.94%	-	0.00%
5.5 - 6	77,293,803	9.08%	6,467,336	5.86%
6 - 6.5	118,355,319	13.91%	9,821,017	8.89%
6.5 - 7	221,588,070	26.04%	16,410,083	14.86%
7 - 7.5	140,860,953	16.55%	6,878,804	6.23%
7.5 - 8	159,938,897	18.80%	8,199,512	7.42%
8 - 8.5	53,308,921	6.26%	3,761,161	3.41%
8.5 - 9	46,123,558	5.42%	11,484,864	10.40%
9 - 9.5	9,524,172	1.12%	7,235,867	6.55%
9.5 - 10	7,861,468	0.92%	14,289,052	12.94%
10 - 10.5	2,073,447	0.24%	7,791,519	7.05%
10.5 - 11	3,269,503	0.38%	10,759,966	9.74%
11 - 11.5	1,946,181	0.23%	6,171,646	5.59%
11.5 - 12	728,518	0.09%	668,310	0.61%
12 - 12.5	126,393	0.01%	382,134	0.35%
12.5 - 13	-	0.00%	103,178	0.09%
13 - 13.5	-	0.00%	11,655	0.01%
13.5 - 14	-	0.00%	9,465	0.01%
14 - 14.5	-	0.00%	-	0.00%
14.5 +	-	0.00%	-	0.00%

Ratings
Moody's Rating	Aaa - Ba2
S&P Rating	AAA - BB
Fitch Rating	AAA - BB
DBRS Rating

Credit Enhancement
Subordination (not including OC)
Prefund OC (%)		2.85%
Initial Target OC (%)		2.85%
Stepdown OC (%)		5.70%
Stepdown Date		27-Dec
Excess Interest (12m Avg, Fwd Libor)		2.18%	(Straight average of first 12 months)

Notes
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any 'Group' column refers to the collateral group that backs Freddie's class
Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than 'NA'
Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.02%	0.00%	0.02%	0.02%	0.04%	0.08%	0.00%	0.00%
	560 - 599	0.10%	0.19%	0.07%	0.02%	0.03%	0.21%	0.14%	0.70%
	600 - 619	0.05%	0.08%	0.10%	0.04%	0.09%	0.03%	0.11%	0.72%
	620 - 659	0.08%	0.12%	0.07%	0.03%	0.21%	0.46%	0.20%	1.18%
	660 - 699	0.02%	0.06%	0.04%	0.01%	0.17%	0.39%	0.12%	0.70%
	700 - 740	0.03%	0.00%	0.02%	0.00%	0.00%	0.10%	0.01%	0.33%
	740 +	0.00%	0.00%	0.00%	0.00%	0.03%	0.01%	0.01%	0.09%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.03%	0.00%	0.01%	0.08%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.03%	0.04%	0.00%	0.20%	0.07%	0.00%	0.00%
	600 - 619	0.03%	0.03%	0.05%	0.00%	0.04%	0.00%	0.01%	0.14%
	620 - 659	0.04%	0.19%	0.10%	0.01%	0.06%	0.14%	0.08%	1.10%
	660 - 699	0.02%	0.15%	0.04%	0.00%	0.10%	0.11%	0.03%	0.61%
	700 - 740	0.07%	0.00%	0.05%	0.00%	0.00%	0.00%	0.04%	0.25%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.15%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.30%	0.52%	0.65%	0.30%	1.22%	2.78%	1.03%	0.22%
	560 - 599	0.19%	0.28%	0.31%	0.14%	0.98%	3.25%	1.97%	3.31%
	600 - 619	0.07%	0.13%	0.08%	0.11%	0.05%	1.18%	0.68%	2.09%
	620 - 659	0.01%	0.24%	0.05%	0.00%	0.06%	1.71%	0.86%	3.03%
	660 - 699	0.02%	0.03%	0.03%	0.00%	0.10%	1.01%	0.83%	1.35%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.11%	0.48%	0.50%	0.40%
	740 +	0.00%	0.05%	0.00%	0.04%	0.05%	0.35%	0.10%	0.18%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6. The sum of all six FICO/CLTV grids should sum to 100%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.35%	1.67%	1.15%	0.36%	1.28%	0.08%	0.06%	0.08%
	560 - 599	0.16%	0.51%	0.64%	0.36%	0.68%	0.81%	0.02%	0.11%
	600 - 619	0.18%	0.14%	0.37%	0.16%	0.44%	0.97%	0.13%	1.01%
	620 - 659	0.14%	0.54%	0.40%	0.16%	0.92%	1.54%	0.51%	6.16%
	660 - 699	0.07%	0.11%	0.05%	0.04%	0.54%	0.63%	0.21%	3.40%
	700 - 740	0.08%	0.08%	0.01%	0.00%	0.24%	0.42%	0.10%	1.45%
	740 +	0.00%	0.02%	0.00%	0.00%	0.07%	0.23%	0.00%	1.21%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.01%	0.00%
	560 - 599	0.02%	0.03%	0.05%	0.04%	0.23%	0.89%	0.19%	3.04%
	600 - 619	0.03%	0.21%	0.04%	0.20%	0.20%	1.07%	0.51%	2.67%
	620 - 659	0.05%	0.07%	0.00%	0.00%	0.21%	1.15%	0.48%	3.82%
	660 - 699	0.00%	0.03%	0.00%	0.00%	0.09%	0.61%	0.29%	2.02%
	700 - 740	0.04%	0.00%	0.00%	0.00%	0.08%	0.25%	0.00%	0.93%
	740 +	0.00%	0.00%	0.00%	0.00%	0.01%	0.07%	0.03%	0.26%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.01%	0.00%	0.20%	0.04%	0.00%
	600 - 619	0.00%	0.00%	0.04%	0.00%	0.00%	0.06%	0.03%	0.59%
	620 - 659	0.00%	0.00%	0.02%	0.00%	0.04%	0.22%	0.22%	1.51%
	660 - 699	0.00%	0.00%	0.00%	0.03%	0.05%	0.02%	0.11%	0.45%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.00%	0.33%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%

	Check for 0's
	Total equals 100%	0.00%
	GT 80% Match	0.00%
	ARM Match	0.00%
	ARM IO Match	0.00%
	FICO % Match	0.00%